UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 16, 2010

Vocus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-125834	58-1806705
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4296 Forbes Boulevard, Lanham, Maryland		20706
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3014592590

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2010, Vocus Holdings B.V., a wholly-owned subsidiary of Vocus, Inc. (the "Company"), entered into a Sale and Purchase Agreement (the "Purchase Agreement") with the shareholders of Data Presse SAS ("Datapresse"), a provider of media content and on-demand PR software in France. Pursuant to the terms of the Purchase Agreement, Vocus Holdings B.V. acquired all of the outstanding shares of capital stock of Datapresse for a purchase price of approximately 7.2 million euros payable at closing (approximately $9.8 million, based on the exchange rate on April 16, 2010), subject to adjustment based on Datapresse’s working capital as of the closing, plus earn-out payments of up to 700,000 euros in the aggregate (approximately $1.0 million, based on the exchange rate on April 16, 2010), based on the satisfaction of certain specified criteria following the consummation of the acquisition.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 16, 2010, the Company, through its subsidiary Vocus Holdings B.V., completed the acquisition of Datapresse. The material terms of the Agreement are described under Item 1.01 above, which description is incorporated by reference in this Item 2.01.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed as an exhibit to the Company's Form 10-Q for the period ended March 31, 2010. A copy of the press release issued by the Company on April 20, 2010, concerning this transaction is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On April 20, 2010, the Company issued a press release announcing financial results for the first quarter ended March 31, 2010. A copy of the press release is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On April 20, 2010, the Company issued a press release announcing that it had completed an acquisition of BDL Media Ltd, Hong Kong, a provider of on-demand public relations software and services in China. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days of the date on which this report is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days of the date on which this report is required to be filed.

(c) Exhibits.

Exhibit
Number Description
99.1 Press Release by Vocus, Inc., dated April 20, 2010, regarding the acquisition of Datapresse.

99.2 Press Release by Vocus, Inc., dated April 20, 2010, regarding the acquisition of BDL Media Ltd, Hong Kong.

99.3 Press Release by Vocus, Inc., dated April 20, 2010, regarding financial results for the quarter ended March 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vocus, Inc.

April 20, 2010	By:	/s/ Stephen Vintz

Name: Stephen Vintz
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release by Vocus, Inc., dated April 20, 2010, regarding the acquisition of Datapresse.
99.2	Press Release by Vocus, Inc., dated April 20, 2010, regarding the acquisition of BDL Media Ltd, Hong Kong.
99.3	Press Release by Vocus, Inc., dated April 20, 2010, regarding financial results for the quarter ended March 31, 2010.